EXHIBIT 99.1
Certain statements in this presentation constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this presentation, words such as "expect", "anticipate", "estimate", "believe", "no assurance", "intend", "should", "could", "may", "plan", "project", "predict", and similar expressions and statements which are made in the future tense, or which refer to future events or developments, are intended to identify such forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others, the following factors: general economic and business conditions, and trends in the lodging and entertainment industries in particular; changes in hotel occupancy rates, business and leisure travel rates and the "buy rate" of our customers; our ability to access popular content on terms that are acceptable to us; timely availability of content; changes to the competition, including the ability of our competitors to deliver on demand entertainment or competitive services through the Internet or cable; the impact of changes in regulation which may limit our ability to provide content we currently provide; the occurrence of one or more future terrorist attacks, wars, public health concerns or other crises; availability of key components and services necessary for the manufacture and assembly of our interactive systems; uncertainties in our strategies or efforts to improve operating results by increasing revenue and decreasing costs; availability of capital on terms that are acceptable to us and sufficient to execute our business plan, including expanding the installation of our digital system in our customers' guest rooms, and to adapt to technological changes in our industry; changes in customer relationships with hotel chains and their franchisees, including our ability to obtain new customers and to retain existing customers; the results of our product development difficulties and delays of new technologies and enhancement of existing technologies.These forward- looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Since Introduction In Early 2001 Driving Contracts Over 600,000 Signed New and Renewals Driving Revenue INTERACTIVE DIGITAL SYSTEM Guest room television tailored to meet Each hotel's specific needs and Achieve its goals. Enhanced marketing Improving branding Increasing guest satisfaction Building revenue

Average Contract Length 6.5 Years Annual Revenue $ 321 Annual Cash Flow $ 132 Total Cash Flow Over Life $ 858 Average Capital Investment $ 348 Payback Period 2.6 Years Cash-on-Cash Return 37.9% Q2 '05 TTM Single Room Economics Digital New * Revenue, cash flow and capital based on TTM June '05 actual results INTERACTIVE DIGITAL SYSTEM

Last Night's Shows Today! Fat Actress, The "L" Word and More Favorite Disney Programs for Kids and Young Adults Watch Your Home Team Live When Traveling to Any City INTERACTIVE DIGITAL SYSTEM Take Movies With You! Quickly Download Movies From Our System to Your Laptop

New Installation Digital Capital per Room FINANCIAL HIGHLIGHTS 2000 423 2001 456 2002 439 2003 405 2004 364 Q2 2003 408 Q3 2003 396 Q4 2003 391 Q1 2004 382 Q2 2004 373 Q3 2004 375 Q4 2004 341 Q1 2005 351 Q2 2005 335 TAPE $423 $456 $439 $405 DIGITAL DIGITAL DIGITAL DIGITAL $364 Market Segmentation Product Segmentation Engineering Developments Capital Reductions From: $351 DIGITAL DIG $335

2000 423 2001A 0.14 2002A 0.3 0 2003A 0.42 0 2004A 0.52 0 0 2006E 0.75 2007P 0.9 Share of Digital of Total Guest Pay Room Base GROWING INFLUENCE OF DIGITAL

HD Broadcast, Satellite & VOD Pro:IdiomTM Premium Content Protection "Boxless" Implementation Bose Audio System Integration LodgeNet & LG Electronics First to Offer Totally Integrated High Definition TV Solution WOW! The Result... Better Picture, Better Sound, Easy To Use!

Ritz-Carlton Chooses LodgeNet for HDTV Solution Exclusive Master Services Agreement 11,000 Rooms Renewed Through 2011 New Systems Include: - LodgeNet SIGNETURE(r) TV - HDTV Investment by Hotel Barry Shuler, Sr. VP IT Strategy for Marriott International: "LodgeNet's solution gives us a solid foundation for meeting our high standards and those of our guests today and into the future as the company continues to pursue innovations"

INNOVATIVE NEW DESIGN

INNOVATIVE NEW DESIGN

INNOVATIVE NEW DESIGN

GROWTH Increasing Room Base and Revenue Generation per Installed Room IMPROVED PROFITABILITY Focusing on Operating Leverage within Business and Technology CASH FLOW GENERATION Managing Capital Investment Activities INVESTMENT THESIS

Total US/Canadian Lodging Market 75+ Hotel Room Market 16 25 Slice 3 7 Slice 4 27 More Than 300 rooms 75 - 149 rooms On Command LodgeNet Other Providers Unserved 151 - 299 rooms Under 75 rooms 4.8 Million Rooms 3.5 Million Rooms Portion of unserved that may meet economic criteria* *company estimates 38% GROWTH

1996 1997 1998 1999 2000 2001 2002 2003 2004 GP Interactive Rooms 400245 511851 596000 660000 725075 812149 876348 924643 974798 Total Rooms 516348 613407 703325 755000 806112 887830 952673 994127 1034605 1997 1999 2000 2001 1998 Driving Expansion of Interactive Room Base Largest Worldwide Hotel Provider - More Than One Million Rooms 2002 2003 GROWTH 2004

(in millions) Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Revenue 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 243 247 250 254 258 262 266 269 270.4 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Steady Revenue Growth TTM Trailing Twelve Months GROWTH

Q2 2005 Q2 2004 % Change Movie Revenue $ 17.13 $ 17.42 - 1.6% Other Interactive Services 5.48 5.30 3.3% Total Per Guest Pay Room $ 22.61 $ 22.72 -0.5% Q2 Revenue Analysis TTM Digital Platform Now Installed in 60% of Rooms Other Interactive Services Include: - TV On Demand - Digital Music Services - Nintendo Video Games - High Speed Internet Access - DIRECTV Sports Programming and more... Per room per month GROWTH

(in millions) Increasing Operating Income Exclusive of Depreciation & Amortization TTM Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Operating Income exclusive of Depreciation & Amortization 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 83.2 84.9 86.7 87.6 89 90 90.3 91.6 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Trailing Twelve Months IMPROVED PROFITABILITY

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Operating Income 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 4.2 4.7 6.5 8.5 9.7 11.4 13 14.942 17.8 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 FINANCIAL HIGHLIGHTS Increasing Operating Income TTM Trailing Twelve Months (in millions)

Narrowing Net Loss TTM Trailing Twelve Months Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Net Loss 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 -38.4 -38.3 -35.1 -32.8 -24.6 -22.7 -20.8 -18.2 -14.8 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 (in millions) Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 Q1'05 Q2'05 IMPROVED PROFITABILITY

Q1 02 -6.8 Q1 '03 -19.7 Q1 '04 0.2 Q1 05 6.2 Q2 '03 -12.9 Q3 '03 -6.9 Q4 '03 -5.1 Q1 '04 0.2 Q2 '04 0.4 Q3 '04 4.4 Q4 '04 6.2 Q1 '05 6.2 Q2 '05 9.2 Cash Flow Net Of Investing TTM Trailing Twelve Months CASH FLOW (in millions) $6.2 $0.4 $(5.1) $(6.9) $0.2 $4.4 $6.2 $9.2 $(12.9)

Cash Flow Analysis 1st 6 mo. '05 Q2 '05 Q2 '04 % Chg Cash from Operations $ 33.2 $ 65.5 $ 51.1 28.4% Corp Capital / Minor Extensions (8.0) (14.3) (7.5) Digital Renewal Investment * (6.8) (14.2) (17.3) Pre-Expansion Cash Flow $ 18.4 $ 37.0 $ 26.3 40.8% New Room Investment ** (13.2) (27.8) (25.9) Post- Expansion Cash Flow $ 5.1 $ 9.2 $ 0.4 *Digital Upgrade Rooms 26,019 53,540 54,365 -1.5% **New Digital Rooms 38,488 79,915 67,162 19.0% (in millions) TTM TTM CASH FLOW

Liquidity and Capital Resources Cash $ 23.7 Long-Term Debt: Revolver $ 0.0 8/07 Term B 100.4 8/08 9.5% Senior Notes 200.0 6/13 Capital Leases 2.9 $ 303.3 6/30/05 (in millions) Term Date CASH FLOW Debt Covenant Q2 2005 - Outstanding Debt Ratio 3.3x 4.25x

Impact of Hurricane Katrina Current Damage Assessment Storm Impacted Approximately 25,000 LodgeNet-Served Hotel Rooms LodgeNet Ready to Restore Service When/If Properties Reopen Property and Business Interruption Losses Covered by Insurance Q3 2005 Guidance - Revenue Adjusted, EPS Maintained Revenue $ 73.5 - $ 74.5 Operating Income $ 7.0 - $ 8.0 Operating Income exclusive of D & A $ 24.0 - $ 25.0 Net Income/Loss $ 0.0 - $ 1.0 EPS $ 0.0 - $ 0.06 GUIDANCE

Copyright 2005 LodgeNet Entertainment Corporation All rights reserved.

Reconciliation of Operating Income exclusive of Depreciation & Amortization Operating Income exclusive of Depreciation and Amortization = Operating Income + D&A (12 months trailing)